STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of February 4, 1998, by and between INTERACTIVE MAGIC, INC., a corporation organized under the laws of the State of Maryland (the "Company"), and VERTICAL FINANCIAL HOLDINGS, a corporation organized under the laws of Liechtenstein (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Shares

          1.1. Agreement to Purchase. Subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and agreements of the Company contained herein, the Investor agrees to purchase at the Closing (as defined in Section 1.2 below), and the Company agrees to sell and issue to the Investor at the Closing, 1,552,915 shares (the "Shares") of the Company's Series B Convertible Preferred Stock, par value $.10 per share (the "Series B Preferred Stock"), for an aggregate purchase price of $3,500,000 (the "Purchase Price").

          1.2. Closing. The purchase and sale of the Shares to be purchased by the Investor shall take place at the offices of Bachner, Tally, Polevoy & Misher LLP, New York, New York, on February 4, 1998, or at such other time and place as shall be mutually agreed upon between the Investor and the Company (the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate or certificates representing the Shares that the Investor is purchasing, in such names and denominations as the Investor may request not less than two (2) business days prior to the date of the Closing, against receipt of a certified check payable to the order of the Company or a wire transfer of the purchase price to an account designated by the Company not less than two (2) business days prior to the date of the Closing.

     2. Representations and Warranties of the Company. Except for the exceptions set forth on the Schedule of Exceptions attached hereto as Exhibit A and furnished to the Investor, which exceptions shall be deemed to be representations and warranties as if made hereunder, the Company hereby represents and warrants to the Investor that:

          2.1 Organization, Good Standing, Qualification and Corporate Power.

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business, and is in good standing as a foreign corporation in North Carolina and in each other jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. True and correct copies of the Company's Articles of Incorporation, as amended (the "Articles of Incorporation") and Amended By-laws (the "By-laws") as currently in effect have been provided to the Investor.

               (b) The Company has all requisite legal and corporate power to execute and deliver this Agreement, the Investors' Rights Agreement of even date herewith, by and among

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          the Company and the Investor, the form of which is attached hereto as
          Exhibit B (the "Rights Agreement"), and the Marketing Agreement of even date herewith, by and among the Company and General Capital, the form of which is attached hereto as Exhibit C (the "Marketing Agreement"), to issue and sell the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement, the Rights Agreement and the Marketing Agreement.

          2.2 Capitalization and Voting Rights. The authorized capital of the Company consists of:

               (a) Preferred Stock. 5,000,000 shares of Preferred Stock, par value $.10 per share (the "Preferred Stock"), of which (i) 175,000 shares have been designated Series A Convertible Preferred Stock, of which 248,193 shares are issued and outstanding, (ii) 1,552,915 shares have been designated Series B Convertible Preferred Stock, of which no shares will be issued and outstanding until consummation of the transactions contemplated hereby, and (iii) 265,487 shares have been designated Series C Convertible Preferred Stock (the "Series C Preferred Stock"), of which no shares will be issued and outstanding until consummation of the transactions contemplated hereby. The rights, privileges and preferences of the Series B Preferred Stock and Series C Preferred Stock are as stated in the Company's Articles Supplementary to the Articles of Incorporation, the form of which is attached hereto as Exhibit D (the "Articles Supplementary").

               (b) Common Stock. 10,000,000 shares of Class A Common Stock (Voting), par value $.10 per share (the "Class A Common Stock"), of which 6,291,392 shares are issued and outstanding and 10,000,000 shares of Class B Common Stock (Nonvoting), par value $.10 per share (the "Class B Common Stock"), of which 30,750 shares are issued and outstanding (the Class A Common Stock and the Class B Common Stock, collectively, the "Common Stock").

               (c) Except for the conversion privileges of the Series A Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and except as otherwise set forth on Exhibit A, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. A list of all holders of 5% or more of shares of capital stock of the Company is set forth on Exhibit A, together with the number of shares, options or other derivative securities held by each such person and entity.

          2.3 Subsidiaries. A list of the direct and indirect subsidiaries of the Company (each, a "Subsidiary") is set forth on Exhibit A, and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity. Each Subsidiary is a corporation duly organized and validly existing under the laws of the state or country set forth on Exhibit A, and the capital stock of each Subsidiary set forth on Exhibit A is owned by the Company in the percentage amounts set forth on Exhibit A free and clear of all liens, encumbrances, security interests, claims, restrictions on transfer and other defects in title ("Encumbrances").

          2.4 Authorization. This Agreement, the Rights Agreement and the Marketing Agreement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and


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     other laws of general application affecting the enforcement of creditors'
     rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and
     (iii) to the extent that the indemnification provisions contained in the Rights Agreement may be limited by applicable laws.

          2.5 Valid Issuance of Common Stock.

               (a) The issuance, sale and delivery of the Series B Preferred Stock which is being purchased by the Investor hereunder and the reservation for issuance of the Class A Common Stock issuable upon conversion thereof have been duly authorized by all required corporate action on the part of the Company, and when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and, based in part upon the representations and warranties of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Class A Common Stock issuable upon conversion of the Series B Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Incorporation and the Articles Supplementary, shall be duly and validly issued, fully paid, and non-assessable, and based in part upon the representations and warranties of the Investor in this Agreement, issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series B Preferred Stock hereunder. The Series B Preferred Stock issued hereunder (and the Class A Common Stock issuable upon conversion of such Series B Preferred Stock) will be free and clear from any liens or encumbrances other than those created by, or imposed upon, the holders thereof through no action of the Company, other than restrictions on transfer under the Rights Agreement and under applicable federal and state securities laws.

               (b) The outstanding shares of capital stock of the Company are all duly and validly authorized and issued, fully paid, and non-assessable, and to the best of the Company's knowledge, were issued in compliance with all applicable federal and state securities laws.

          2.6 Financial Statements. The Company has delivered to the Investor its audited consolidated balance sheets as of March 31, 1995, 1996 and 1997, and the related consolidated statements of operations, cash flows and stockholder's equity as of, and for the fiscal years ended, March 31, 1995, 1996 and 1997 (the "Audited Financial Statements"). The Audited Financial Statements are complete and correct in all material respects and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Company has also provided the Investor with its unaudited consolidated balance sheet as of September 30, 1997, and the related consolidated statements of operations, cash flows and stockholder's equity as of, and for the six months ended, September 30, 1997 (the "Interim Financial Statements"), certified by the chief financial officer of the Company and reviewed by the Company's independent accountants. The Company has also provided the Investor with its unaudited consolidated balance sheets as of October 31, 1997, November 30, 1997 and December 31, 1997, and the related consolidated statements of operations, cash flows and stockholder's equity as of, and for the seven months ended October 31, 1997, the eight months ended November 30, 1997 and the nine months ended December 31, 1997 (the "Internal Financial Statements"), certified by the chief financial officer of the Company. The Audited Financial Statements, the Interim Financial Statements and the Internal Financial Statements (collectively, the


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     "Financial Statements") fairly present the financial condition and results of operations of the Company on a consolidated basis as of the dates and during the periods indicated therein, subject to normal year-end audit adjustments which are neither individually nor in the aggregate expected to be material. As of the date of the balance sheet included in the Interim Financial Statements (the "Interim Balance Sheet Date") and except as set forth in such Interim Financial Statements, to the best of the Company's knowledge, the Company has no liabilities or obligations of any nature (absolute, accrued, contingent or otherwise), other than (i) liabilities incurred in the ordinary course of business, consistent with past practices, subsequent to the Interim Balance Sheet Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business, consistent with past practices, which in the case of both (i) and (ii) above, individually or in the aggregate, are immaterial to the financial condition or operating results of the Company, which were not fully reflected or reserved against in the Financial Statements, and all reserves established by the Company and set forth on such balance sheet were adequate for the purposes for which they were established.

          2.7 Governmental Consents. Except as listed on Exhibit A, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state, local or provincial governmental authority on the part of the Company or any Subsidiary is required in connection with (i) the consummation of the transactions contemplated by this Agreement or (ii) the offer, issuance, sale and delivery hereunder of the Shares (and the Class A Common Stock issuable upon conversion of the Shares). To the best of the Company's knowledge, the Company and each Subsidiary has complied (and in carrying out their respective businesses the Company and each Subsidiary will be in compliance) with all laws, ordinances and regulations applicable to it and its business, which the failure to comply with would, either individually or in the aggregate, have a materially adverse effect upon the Company and its Subsidiaries taken as a whole. The Company and each Subsidiary has obtained all British, German and United States federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of their respective businesses, such licenses and permits are in full force and effect, no material violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the best of the Company's knowledge, threatened to revoke or limit any thereof.

          2.8 Litigation. Except as described on Exhibit A hereto, (i) there is no action, suit, proceeding, or investigation pending or to the Company's knowledge currently threatened against the Company or any Subsidiary (nor, to the Company's knowledge, is there any reasonable basis for any such action, suit, proceeding, or investigation which, if determined adversely to the Company, would have a material adverse effect on the Company and its Subsidiaries taken as a whole); (ii) neither the Company nor any Subsidiary is a party or, to the best of the Company's knowledge, subject to the provisions of any order, injunction, judgment, or decree of any court or government agency or instrumentality; and (iii) there is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending or which the Company or any Subsidiary intends to initiate.

          2.9 Patents and Trademarks. Except as set forth on Exhibit A hereto, the Company and each Subsidiary owns or possesses sufficient legal rights to all Intellectual Property (as defined below) (i) free and clear of all material liens and encumbrances and (ii) to the best of the Company's knowledge (but without having conducted any special investigation or patent search),


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     without any conflict with or infringement of the rights of others, if the effect of such conflict or infringement would materially adversely affect the Company and its Subsidiaries taken as a whole. Exhibit A attached hereto contains a complete list of items of Intellectual Property which are required for the conduct of the business of the Company and each Subsidiary. Except as shown on Exhibit A, there are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor is the Company or any Subsidiary bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights, and processes of any other person or entity. To the best of the Company's knowledge (but without having conducted any special investigation or patent search), the Intellectual Property does not violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of the employees of the Company or any Subsidiary is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company and such Subsidiary, as the case may be, or that would conflict with the business of the Company or such Subsidiary as proposed to be conducted. Except as disclosed on Exhibit A, none of the past or present employees, officers, directors, shareholders or consultants of the Company or any Subsidiary has any ownership or any other material rights in any of the Intellectual Property. Neither the execution nor delivery of this Agreement, the Rights Agreement or the Marketing Agreement nor the carrying on of the business of the Company and each Subsidiary by the employees of the Company and each Subsidiary, nor the conduct of the business of the Company and each Subsidiary as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Exhibit A sets forth all copyrights owned by the Company and each Subsidiary and all copyright applications which have been made by the Company and each Subsidiary. "Intellectual Property" includes all patents, patent applications, trademarks (whether or not registered), trade names, service marks (whether or not registered), trademark and service mark registrations (and pending applications therefor), copyrights, computer software (including without limitation all object code and source code owned by the Company or any Subsidiary or authored or developed for the Company or any Subsidiary by any of their respective employees or agents), licenses, sublicenses and franchise agreements of the Company or any Subsidiary, and all know-how, formulae, processes, techniques, confidential business information, designs, patterns, shapes, inventions (whether or not patented or patentable), trade secrets and other proprietary information and technology used in the business of the Company and each Subsidiary or required to operate such business.

          2.10 Compliance with Other Instruments. Except as noted in Exhibit A hereto, neither the Company nor any Subsidiary is in violation or default of any provisions of its respective Articles of Incorporation or By-laws (or other organizational documents) or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound or, to the Company's knowledge, of any provision of British, German, federal or state statute, rule or regulation, license, or permit applicable to the Company or any Subsidiary, the violation or default of which would have a material adverse effect on the Company and its Subsidiaries taken as a whole. The execution, delivery, and performance of this Agreement, the Rights Agreement and the Marketing Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage


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     of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree, or contract or an event which results in the creation of any material lien, charge, or encumbrance upon any assets of the Company or any Subsidiary. The Company does not have any knowledge of any termination or material breach or anticipated termination or material breach by the other parties to any material contract or commitment to which the Company or any Subsidiary is a party or to which any of the Company's or any Subsidiary's assets is subject. To the Company's knowledge, there are no warranty claims or other uninsured claims against the Company or any Subsidiary under completed contracts which might involve a material monetary liability which is not reserved against in the Financial Statements.

          2.11 Agreements; Action.

               (a) Except as listed on Exhibit A hereto and except for agreements explicitly contemplated hereby and standard employee benefits and salaries paid in compensation for services rendered, there are no agreements, understandings, or proposed transactions between the Company or any Subsidiary and any of their respective officers, directors, affiliates, or any affiliate thereof.

               (b) Except as listed on Exhibit A hereto, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any Subsidiary is a party or by which it is bound which (i) involve obligations (contingent or otherwise) of, or payments to, the Company or any Subsidiary in excess of, $100,000, (ii) are material to the conduct and operations of the Company's or any Subsidiary's business or properties, including, without limitation, the license of any patent, copyright, trade secret, or other proprietary rights to or from the Company or any Subsidiary or provisions restricting or affecting the development, manufacture, or distribution of the Company's or any Subsidiary's products or services, or (iii) involve any employment or consulting arrangement, whether written or oral, between the Company or any Subsidiary and any person, except for oral agreements which may be terminated by the Company or any Subsidiary at will.

               (c) Except as listed on Exhibit A hereto, since the Interim Balance Sheet Date, neither the Company nor any Subsidiary has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $200,000 in the aggregate, (iii) made any loans or advances that have not been repaid to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged, or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts, and proposed transactions involving the same person or entity (including persons or entities the Company or any Subsidiary has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          2.12 Disclosure. The Company has fully provided the Investor with a copy of the Company's most recently available financial projections (the "Projections") and all other information which the Investor has requested for deciding whether to purchase the Shares sold


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     hereunder. The Projections were prepared by the Company in good faith and were carefully reviewed by management of the Company, and the Company believes that the assumptions underlying the Projections were reasonable. Neither this Agreement, nor any other statements or certificates made or delivered by the Company or its employees in connection herewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

          2.13 Registration Rights. Except as provided in Section 1 of the Rights Agreement, and as set forth on Exhibit A hereto, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.14 Title to Property and Assets. Except as set forth on Exhibit A hereto, the Company and each Subsidiary has good and marketable title to the property and assets it owns free and clear of all mortgages, liens, loans, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or such Subsidiary's ownership or use of such property or assets. With respect to the property and assets it leases, the Company and each Subsidiary is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances. All of the Company's and each Subsidiary's properties and assets are, in all material respects, in good operating and usable condition, subject to normal wear and tear.

          2.15 Labor Agreements and Actions; Employee Benefits. Neither the Company nor any Subsidiary is bound by or subject to (and none of their respective assets or properties are bound by or subject to) any written or oral, express or implied, contract, commitment, or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives, or agents of the Company or any Subsidiary. There is no strike or other labor dispute involving the Company or any Subsidiary pending, or, to the knowledge of the Company, threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. Except as set forth on Exhibit A, neither the Company nor any Subsidiary has any employment contract, deferred compensation agreement or bonus, incentive or profit-sharing plans currently in force and effect, and there are no existing or proposed material arrangements or transactions between the Company or any Subsidiary and any officer or director or holder of capital stock of the Company or any Subsidiary, other than transactions referred to in this Agreement. To the best of the Company's knowledge, no officer or key employee of the Company or any Subsidiary is in violation of
     (a) any material term of any employment agreement, non-disclosure agreement, noncompete agreement or other similar agreement with any previous employer of such employee (and the employment of such employee with the Company or any Subsidiary will not result in a violation of any such agreement) or (b) any obligation binding on such employee which would prohibit the use of information obtained from such employee which the Company or any Subsidiary has used or proposes to use.

          2.16 Tax Matters. Except as set forth on Exhibit A hereto, the Company and each Subsidiary (i) has timely filed all tax returns that are required to have been filed by it with all appropriate governmental agencies (and all such returns are true and correct in all material respects and fairly reflect its operations for tax purposes); and (ii) has paid all taxes owed or


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     assessments by it (other than taxes the validity of which are being contested in good faith by appropriate proceedings and which are reserved). The assessment of any additional taxes for periods for which returns have been filed is not expected to exceed the recorded liability therefor and, to the Company's knowledge, there are no material unresolved questions or claims concerning the Company's or any Subsidiary's tax liability. Neither the Company's nor any Subsidiary's tax returns have been audited by any taxing authority. There is no pending dispute with any taxing authority relating to any of said returns.

          2.17 Insurance. All insurable properties of the Company and each Subsidiary are insured for the benefit of the Company or the respective Subsidiary against such risks as are usually insured against, and in such amounts as are usually obtained, by persons owning or operating similar properties in the locality where such properties are located, under policies issued by insurers of recognized responsibility. Exhibit A hereto sets forth a description of the liability insurance carried by the Company and each Subsidiary, including policy amounts, deductibles, carriers and coverage.

     3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

          3.1 Authorization. This Agreement and the Rights Agreement constitute its valid and legally binding obligations, enforceable in accordance with their terms. The Investor represents that it has full power and authority to enter into this Agreement and the Rights Agreement.

          3.2 No Unregistered Distribution. The Shares to be received by the Investor pursuant to the terms hereof (and the Class A Common Stock issuable upon conversion thereof) will be acquired for investment for the Investor's own account, without any view to the unregistered public distribution or resale thereof and, except with respect to certain assignees of the Investor who may participate in the purchase of the Shares at the Closing, the Investor represents that it does not currently have any contract, undertaking, agreement or arrangement with any person to sell or transfer any of the Shares; provided, that such representations shall not in any way prejudice the right of the Investor at any time lawfully to sell or otherwise to dispose of all or any part of the Shares (and the Class A Common Stock issuable upon conversion thereof) pursuant to registration or any exemption therefrom under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws.

          3.3 Restricted Securities. The Investor understands that the Shares it is purchasing (and the Class A Common Stock issuable upon conversion thereof) are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

          3.4 Accredited Investor Status. The Investor represents and warrants that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Act.


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          3.5 Legends. It is understood that the certificates evidencing the
     Shares (and the Class A Common Stock issuable upon conversion thereof) may bear one or all of the following legends:

               (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

               (b) Any legend required by the laws of the State of Maryland.

          The legend referred to in clause (a) above shall be removed by the Company from any certificate at such time as the holder of the Shares (or the Class A Common Stock issuable upon conversion thereof) represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Act, or at such time as the holder of such shares satisfies the requirements of Rule 144(k) under the Act, provided that Rule 144(k) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the holder a written representation that such holder satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

          3.6 Information. The Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offer and sale of the Shares hereunder and the business, properties, prospects, and financial condition of the Company; however, this representation does not limit or modify the representations and warranties of the Company in Section 2 hereof or the right of the Investor to rely thereon.

          3.7 Foreign Investor. The Investor represents that it is satisfied as to the full observance of the laws of its jurisdiction in connection with the offer and sale of the Shares hereunder, including (i) the legal requirements of the Investor's jurisdiction for the purchase of the Shares,
     (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, sale or transfer of the Shares. The Investor's subscription and payment for, and continued beneficial ownership of, the Shares will not result in any material violation of any applicable securities or other laws of the Investor's jurisdiction.

     4. Conditions of Investor's Obligations at Closing. The obligations of the Investor under subsection 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against the Investor unless the Investor has consented in writing thereto:

          4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3 Compliance Certificate. The President and Chief Financial Officer of the Company shall deliver to the Investor at the Closing a certificate certifying that the relevant conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4 Secretary's Certificate. The Secretary of the Company shall deliver to the Investor at the Closing a certificate certifying: (i) that attached thereto is a true and complete copy of the By-laws as in effect at the Closing; (ii) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors and the stockholders of the Company authorizing the transactions contemplated hereby and that such resolutions have not been amended or modified and are in full force and effect; (iii) that the Articles of Incorporation (a true and correct copy of which are attached) have not been further amended since January 21, 1997; (iv) to the incumbency and specimen signatures of each officer of the Company executing this Agreement and the other agreements and certificates contemplated hereby.

          4.5 Qualifications. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares hereunder.

          4.6 Opinions of Company Counsel. The Investor shall have received from Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., special counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit E.

          4.7 Articles Supplementary. The Articles Supplementary in the form attached hereto as Exhibit D shall have been filed with the Secretary of State of the State of Maryland on or prior to the Closing.

          4.8 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Rights Agreement.

          4.9 Rights Agreement. The Company and the Investor shall have executed and delivered the Rights Agreement.

          4.10 Marketing Agreement. The Company and General Capital shall have executed and delivered the Marketing Agreement.

          4.11 Conversion of Indebtedness. The Investor shall have received evidence satisfactory to it and its counsel that (i) an aggregate of at least $2,000,000 of indebtedness of the Company to the Chairman of the Board of the Company shall have been converted into Class A Common Stock at a conversion price equal to $2.26 and (ii) an aggregate of at least $600,000 of indebtedness of the Company to the President of the Company shall have been converted into Series C Preferred Stock.

     5. Conditions of Company's Obligations at Closing. The obligations of the Company under subsection 1.2 of this Agreement are subject to the fulfillment on or before the Closing of the following conditions, the waiver of which shall not be effective against the Company unless the Company has consented in writing thereto:

          5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2 Qualifications. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares hereunder.

     6. Covenants of the Company and the Investor

          6.1 Sale Event.

               (a) The Company agrees that it shall use its best efforts to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 or SB-2 (or any equivalent successor form) under the Act relating to a firm commitment underwritten initial public offering of securities (an "IPO") no later than June 30, 1998 and, subject to the Investor's rights pursuant to
          Section 6.1(b) below, that it shall use its best efforts to consummate such IPO or another Sale Event (defined below) no later than September 30, 1998; provided, that the Company shall have no liability for the breach of such covenants if, after using its best efforts and in the reasonable exercise of its fiduciary duty, the Board of Directors of the Company determines that it would not be in the best interests of the Company to consummate such IPO or other Sale Event. A "Sale Event" shall include (i) an IPO, (ii) the consummation by the Company of a merger or consolidation or other acquisition transaction in which more than fifty percent (50%) of the voting power of the Company is transferred (excluding any merger effected exclusively for the purpose of changing the domicile of the Company) or (iii) a sale or other disposition of all or substantially all of the assets of the Company.

               (b) No Sale Event in which the Company Valuation (as defined in the Articles Supplementary) is less than $50,000,000 will be consummated by the Company without the prior written consent of the Investor.

     7. Indemnification

          7.1. Indemnification by the Company. The Company shall indemnify Investor and each of its officers and directors and hold each of them harmless from, against and in respect of, and shall on demand reimburse such persons for all of their losses, liabilities, damages, costs and expenses arising from any misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Company under this Agreement, and any and all actions, suits, proceedings, elections, demands, assessments, judgments, costs and expenses, including without limitation, reasonable legal fees and expenses actually incurred, incident to any of the foregoing or incurred in investigating or attempting to avoid same or to oppose the imposition thereof, or in enforcing this indemnity. Notwithstanding the foregoing, in the event that a court of competent jurisdiction having final adjudicative authority and from which no appeal is available shall determine that the Investor or such other person is not entitled to indemnification, then the Investor or such other person, as the case may be, shall not be entitled to recover its legal fees with respect to such claim from the Company.

          7.2. Indemnification by Investor. The Investor shall indemnify the Company and each of its officers and directors and hold each of them harmless from, against and in respect of, and shall on demand reimburse such persons for all of their losses, liabilities, damages, costs and expenses arising from or in connection with any misrepresentation or breach of any representation, warranty, covenant or agreement on the part of the Investor under this Agreement, and any and all actions, suits, proceedings, elections, demands, assessments, judgments, costs and expenses, including without limitation, reasonable legal fees and expenses actually incurred, incident to any of the foregoing or incurred in investigating or attempting to avoid same or to oppose the imposition thereof, or in enforcing this indemnity. Notwithstanding the foregoing in the event that a court of competent jurisdiction having final adjudicative authority and from which no appeal is available shall determine that the Company or such other person is not entitled to indemnification then the Company or such other person, as the case may be, shall not be entitled to recover its legal fees with respect to such claim from the Investor.

          7.3. Procedures for Indemnification. Promptly after receipt by an indemnified party under sections 7.1 or 7.2 of notice of the commencement of any action for which indemnification may be available under section 7.1 or 7.2 such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such section, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall elect, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation and costs and expenses of legal counsel, if the indemnified party and the indemnifying party are both parties to the action and the indemnified party has been advised by counsel that there may be one or more defenses available to it and not available to the indemnifying party. If an indemnifying party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent (which shall not be unreasonably withheld) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party or (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld). If notice is given to an indemnifying party of the commencement of any action and it does not, within ten business days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliates other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend such action, but the indemnifying party shall have the right to participate in such action and not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

     8. Miscellaneous

          8.1 Survival of Warranties. The warranties, representations, and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing until one month following the delivery to the Investor of the Company's financial statements for the fiscal year ending March 31, 1999 (together with an opinion of the Company's independent auditors) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company; provided, that covenants and agreements contained in or made pursuant to this Agreement which by their terms are required to be performed or complied with after such time shall survive until they are, by their terms, no longer applicable.

          8.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, disregarding any New York principles of conflicts of laws that would otherwise provide for the application of the substantive laws of another jurisdiction.

          8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon delivery by registered or certified mail, postage prepaid, return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten

     (10) days' advance written notice to the other parties, with a copy for the Company to Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., P.O. Box 2611, 2500 First Union Capitol Center, Raleigh, North Carolina 27602, Attention: Gerald F. Roach, Esq. and a copy for the Investor to Bachner, Tally, Polevoy & Misher, LLP, 380 Madison Avenue, New York, New York 1017-2590, Attention: Marc S. Goldfarb, Esq.

          8.7 Finder's Fee. Except as set forth on Exhibit A hereto, each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible. The Investor agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, employees or representatives is responsible.

          8.8 Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section
     8.8 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          8.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.10 Expenses. Whether or not the transactions contemplated by this Agreement shall be consummated, each party agrees that all fees and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby shall be borne by it, including, without limitation, all fees of counsel, actuaries and accountants.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed all as of the day and year first above written.


                              INTERACTIVE MAGIC, INC.


                              By:  /s/ Robert L. Pickens
                                   ____________________________________________
                                   Name:     Robert L. Pickens
                                   Title:    President
                                   Address:  P.O. Box 13491
                                             Research Triangle Park, NC 27708


                              VERTICAL FINANCIAL HOLDINGS


                              By:  /s/ Jacob Agam
                                   ____________________________________________
                                   Name:     Jacob Agam
                                   Title:    Chairman
                                   Address:  Hombrechtikerstrasse 61
                                             CH-8640 Rapperswil, Switzerland